UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2022

ENVERIC BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4851 Tamiami Trail N, Suite 200 Naples, FL 34103	34103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 302-1707

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 28, 2022, Enveric Biosciences, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). A total of 856,447 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting, which represented 41.2% of the outstanding shares of common stock entitled to vote at the Annual Meeting and constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote per share of common stock held as of the close of business on September 14, 2022, the record date for the Annual Meeting. The matters submitted for a vote and the related results are set forth below.

1.	Election of seven directors, to serve until the Company’s 2023 annual meeting of stockholders or until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
George Kegler	138,269	109,803	608,375
Douglas Lind, M.D.	228,007	20,065	608,375
Bevin O’Neil	226,712	21,360	608,375
Frank Pasqualone	226,764	21,308	608,375
Marcus Schabacker, M.D., Ph.D.	139,581	108,491	608,375
Joseph Tucker, Ph.D.	228,825	19,247	608,375
Michael D. Webb	226,729	21,343	608,375

2.	Non-binding advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
178,176	68,125	1,771	608,375

3.	Ratification of the selection and appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022

For	Against	Abstain
826,728	27,656	2,063

For more information about the foregoing proposals, see the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on September 23, 2022, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVERIC BIOSCIENCES INC.

Date: October 28, 2022	By:	/s/ Joseph Tucker
	Name:	Joseph Tucker, PhD
	Title:	Chief Executive Officer